THIRD QUARTER 2025 TRINITYCAPITAL.COM NASDAQ: TRIN INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS | DISCLAIMER Trinity Capital Inc. (the “Company”) cautions that this presentation may contain forward-looking statements that are based on current expectations and assumptions about future events, and which are not based in historical fact. The forward-looking statements in this presentation are based on current conditions as of the date of this presentation, and include, but are not limited to, statements regarding our financial objectives, beliefs, strategies, anticipated future operating results and cash flows, operating expenses, investment originations and performance, available capital, and payment of future dividends and stockholder returns. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in the forward-looking statements. By their nature, these forward-looking statements involve numerous assumptions, uncertainties and risks, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements, as a number of factors could cause future Company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political and regulatory conditions. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Historical results discussed in this presentation are not indicative of future results. The information disclosed in this presentation is made as of the date hereof and reflects Trinity Capital Inc.’s current assessment of its financial performance for the most recent period reported. Actual financial results filed with the Securities and Exchange Commission in the future may differ from those contained herein in the event of additional adjustments recorded prior to the filing of its financial statements. The information contained in this presentation should be viewed in conjunction with Trinity Capital Inc.'s most recently filed Quarterly Report on Form 10-Q, Annual Report on Form 10-K or Prospectuses. We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Trinity Capital Inc. or as legal, accounting or tax advice.

Company Overview

TRINITY CAPITAL

TRINITY CAPITAL OVERVIEW

Diversified financial solutions to growth-stage companies | NASDAQ – TRIN, TRINZ, TRINI

17+ YEAR TRACK RECORD[1]	MARKET CAP / DIVIDEND YIELD	PORTFOLIO[4]	LIQUIDITY[4]
$5.1B Fundings	**$1,144.3M** Market Cap[3]	**$1,678.3M Secured Loans** 97 Companies	**$217.9M** Available Liquidity[6]
449 Investments	**$13.31 NAV** per share[4]	**$318.2M Equipment Financings** 24 Companies	**BBB, BBB(low), Baa3** Investment Ratings[7]
257 Exits	**13.2%** **Annualized Dividend Yield[5]**	**$195.9M Equity & Warrants** **152 Companies**	**119%** **Debt-to-Equity**
$2.6B Assets Under Management[2]			

(1) Historical information includes information and data related to Trinity Capital's predecessor funds, the first of which was launched in 2008, through September 30, 2025. The predecessor funds were merged with and into Trinity Capital on January 16, 2020, immediately after which Trinity Capital began operating as a business development company.
(2) Includes the fair value of assets managed by Trinity Capital through Senior Credit Corp 2022 LLC, Eagle Point Trinity Senior Secured Lending Company (fka EPT 16 LLC), Trinity Capital Adviser LLC, and Direct Lending 2025 LLC as of September 30, 2025.
(3) Based on the closing price of TRIN of $15.12 on November 3, 2025.
(4) Fair value as of September 30, 2025.
(5) Annualized based on the $0.51 dividend per share declared for Q3 2025 and a closing stock price of $15.48 on September 30, 2025.
(6) Includes $9.5 million of cash and cash equivalents and $208.4 million of available borrowing capacity on our KeyBank Credit Facility. Excludes capital raised by Senior Credit Corp 2022 LLC and funds managed by our wholly owned RIA subsidiary, Trinity Capital Adviser LLC.
(7) Credit ratings assigned by Egan-Jones, Morningstar DBRS, and Moody's, respectively, which are independent, unaffiliated rating agencies. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period of time.

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The trinity platform Additional liquidity Fee and interest income Incremental returns Co-investment opportunities Internally Managed BDC Tech Lending | Equipment Finance | Life Sciences | Asset Based Lending | Sponsor Finance Co-investment vehicle owned 12.5% by TRIN. Eagle Point Trinity Senior Secured Lending Company is a private BDC. Trinity’s wholly owned RIA generates management and incentive fees by advising private funds. Benefits to TRIN Shareholders Unique internal management structure and capitalization diversification fortifies the TRIN platform and produces enhanced value proposition Trinity Capital (NASDAQ: TRIN) Senior Credit Corp 2022 LLC (Joint Venture) Trinity Capital Adviser (Registered Investment Adviser “RIA”) Eagle Point Trinity Senior Secured Lending Company (BDC advised by RIA) Potential Private Vehicles (private funds, BDCs, SMAs, JVs) Co-investment vehicle owned 50.0% by TRIN. Direct Lending 2025 LLC (JV advised by RIA)

TRINITY’S COMPLEMENTARY VERTICALS Diversified across investment type, transaction size, industry and geography UP TO $100M Diverse business verticals with largest credit exposure less than 4% of total debt investments (as of September 30, 2025) PLATFORM TRANSACTION SIZE TECH LENDING EQUIPMENT FINANCE LIFE SCIENCES ASSET BASED LENDING SPONSOR FINANCE Senior secured term loans to institutionally backed technology companies Financing mission-critical manufacturing equipment and hard assets Senior secured term loans for growth capital to commercial stage life sciences companies Asset-based lending to bankruptcy-remote SPVs Enterprise value secured term loans to private equity-backed software companies

Aligned interests between employees and shareholders Management company and a pool of diversified assets Diversification across investment type, industry and geography Robust & scalable systems for origination, underwriting & monitoring WHY TRINITY CAPITAL? With unique capitalization and diversified businesses, we aim to provide investors with stable and consistent returns by offering access to private credit market INTERNALLY MANAGED BDC DIVERSIFIED BUSINESS VERTICALS EXPERIENCED TEAM WITH A 17+ YEAR TRACK RECORD We maintain full ownership and control of our deal pipeline 100+ dedicated professionals with a unique culture built over 17+ years

Enriched industry relationships First-call relationships with top industry-partners cultivated over years of experience Broad origination pipeline We have a broad origination pipeline of private equity and venture capital firms, tech banks, former clients, service providers and inbound interest. Relationships with top market share banks We have relationships with top market share banks who cater to the majority of private equity- and venture capital-backed companies. Established intercreditor agreements We have established intercreditor agreements with banks. Our capital in combination with bank debt results in a lower blended cost to our customers.

UNDERWRITING APPROACH AND RISK MITIGATION Disciplined investment approach keeps our annualized loss rate at 26 bps, which is more than offset by realized gains on warrant and equity investments (1) Investor Syndicate Fund Vintage & Dry Capital Industry & Start-up Experience Board of Directors Make-up Revenue & Gross Margins Business Model Product Differentiation Market Potential Collateral Cash Life CAPITALIZATION MANAGEMENT FINANCIALS PRODUCT & MARKET DEBT STRUCTURE Includes historical information of Trinity Capital's predecessor funds, the first of which was launched in 2008, through September 30, 2025. Past performance is not indicative of future results. Investment results may vary significantly over any given time period.

TRINITY CAPITAL

TECH LENDING

Senior secured term loans to institutionally-backed technology companies

TERM LOANS

SECURED LOANS
Lien on all assets including IP

BACKED BY INSTITUTIONAL CAPITAL
Companies have raised significant equity

GROWTH CAPITAL
Debt proceeds used to fuel growth and scale business

SELECT EXAMPLES

WHOOP



WHOOP
is a leading designer for wearable health and fitness trackers that capture biometric data shown to have the most impact on your health.

Investor Syndicate
SoftBank Vision Fund, IVP, Cavu Ventures, NextView Ventures

Tilt


$2,402.03
Transfer
Card
More

Tilt
**Formerly Empower Finance*
is helping people find financial security through machine learning models that evaluate creditworthiness.

Investor Syndicate
Sequoia Capital, Blisce, Icon Ventures, Initialized Capital

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EQUIPMENT Finance Financing mission-critical manufacturing equipment and hard assets EQUIPMENT FINANCE COMPANIES WITH CAPEX REQUIREMENTS Mission-critical hard assets JUST-IN-TIME CAPITAL Available as needed to meet growing equipment needs EQUIPMENT COLLATERAL Secured by perfected lien on equipment collateral RocketLab delivers reliable launch services, spacecraft components, satellites and other spacecraft to make it faster and easier to access space. Investor Syndicate BlackRock, Space Capital, Vector Capital Athletic Brewing brews great tasting Non-Alcoholic Craft Beer made with high-quality, all-natural ingredients and low calories for the active lifestyle. Investor Syndicate AG Ventures, Valency Capital, TRB Advisors SELECT EXAMPLES

Life sciences Senior secured term loans for growth capital to commercial stage life sciences companies TERM LOANS SECURED LOANS Lien on all assets including IP STRONG CLINICAL DATA PROFILE Established or clear “line of sight” to favorable reimbursement REGULATORY COMPLIANCE Companies received regulatory (FDA or EMA) approval or late-stage clinical trials Shoulder Innovations is a shoulder arthroplasty-focused medical device company that designs and commercializes products improving patient care and reducing costs. Investor Syndicate Gilde Healthcare Partners, US Venture Partners, Lightstone, Aperture Venture Partners RxAnte is a leading predictive analytics and clinical services company dedicated to improving medications use and health outcomes. Investor Syndicate First Trust Capital Partners, UPMC Enterprises SELECT EXAMPLES

Asset based lending Asset-based lending to bankruptcy-remote SPVs REVOLVING CREDIT LINES REVOLVING CREDIT LINE Based on eligible assets in SPV BACKED BY INSTITUTIONAL CAPITAL Companies have raised significant equity ASSET-BACKED COLLATERAL Borrowing base is comprised of cash flow positive assets Parafin empowers small businesses by providing them customized, embedded financial products through on-demand marketplaces, point-of-sales solutions, and vertical SaaS. Investor Syndicate GIC, Thrive Capital, Ribbit Capital Denim provides comprehensive financial tools, including invoice audit, a document inbox, TMS integrations, and automation technologies to streamline operations. Investor Syndicate Pelion Venture Partners, Crosslink Capital, Anthemis, FJ Labs SELECT EXAMPLES

Sponsor finance Enterprise value secured term loans to private equity-backed software companies TERM LOANS SECURED LOANS Lien on all assets including IP MAJORITY CONTROL BY PRIVATE EQUITY Significant cash equity cushion relative to senior debt ESTABLISHED BUSINESSES Well positioned and growing at above market rate, with a fully funded plan Impel offers auto dealers, wholesalers, OEMs, and marketplaces the industry’s most advanced AI-powered customer lifecycle management platform. Investor Syndicate Silversmith Capital Partners ServiceTrade streamlines service and project operations to reduce administrative costs, optimizes field performance to increase revenue per technician, and boosts sales and client retention to grow margins. Investor Syndicate JMI Equity SELECT EXAMPLES

Financial highlights

Most of Trinity’s unfunded commitments are conditional, subject to additional lending provisions, and generally dependent upon the portfolio company reaching certain milestones before the commitment becomes available. Includes the fair value of assets managed by Trinity Capital through Senior Credit Corp 2022 LLC, Eagle Point Trinity Senior Secured Lending Company, Trinity Capital Adviser LLC, and Direct Lending 2025 LLC as of September 30, 2025. Effective yield for Trinity Capital includes fees and accelerated income from prepayments but excludes fees earned from Senior Credit Corp 2022 LLC and is calculated based on the daily weighted average debt investments at cost. Core yield for Trinity Capital excludes fees and accelerated income from prepayments. Q3 2025 HIGHLIGHTS ROBUST EARNINGS LEADING ORIGINATIONS PLATFORM PORTFOLIO ASSETS $37.0M Net Investment Income (“NII”) 10.9% Net Interest Margin (“NIM”) $75.6M Total Investment Income $0.51 per share Consistent third quarter regular dividend distribution $773.0M Debt & equity commitments in 3Q25 $470.6M Debt & equity fundings in 3Q25 $1,208.6M Unfunded commitments (1) as of 9/30/2025 17 New portfolio companies funded in 3Q25 $2,034.0M Total Debt Investments (at cost) $2,204.8M Total Investments (at cost) $2,550.5M Total Platform Assets Under Management (2) (at fair value) 15.0% Effective Yield (3) 14.0% Core Yield (4)

Solid shareholder returns 23rd consecutive consistent or increased regular dividend 13.2% annualized total dividend yield (1) Annualized based on the $0.51 dividend per share declared for Q3 2025 and a closing stock price of $15.48 on September 30, 2025. Regular dividend coverage of 102.0% based on 3Q25 NII per share

General and administrative expense includes excise tax expense and is net of expenses allocated to Trinity Capital Adviser LLC. QUARTERLY INCOME STATEMENT For the three months ended For the three months ended (In thousands, except per share amounts) 09/30/2025 06/30/2025 03/31/2025 12/31/2024 09/30/2024 Total Investment Income $ 75,550 $ 69,483 $ 65,385 $ 70,832 $ 61,766 Interest expense and other debt financing costs 20,981 18,044 17,656 19,052 16,868 Compensation and benefits 13,388 12,489 10,645 12,180 11,528 General and administrative (1) 4,215 4,146 4,701 5,016 4,010 Total Operating Expenses 38,584 34,679 33,002 36,248 32,406 Net Investment Income (NII) 36,966 34,804 32,383 34,584 29,360 Net Realized Gain / (Loss) from Investments (20,025) (8,262) (2,154) 9,287 (13,880) Net Change in Unrealized Appreciation / (Depreciation) from Investments 10,704 14,872 (3,142) 1,988 8,920 Net Increase (Decrease) in Net Assets from Operations $ 27,645 $ 41,414 $ 27,087 $ 45,859 $ 24,400 Net Investment Income (NII) per Share – Basic $0.52 $0.53 $0.52 $0.58 $0.54 Net Increase (Decrease) in Net Assets resulting from Operations per Share –Basic $0.39 $0.63 $0.43 $0.77 $0.45 Weighted Average Shares Outstanding – Basic 71,468 65,912 62,556 59,408 54,413

Income source & portfolio yield trends Includes fees and dividend income earned from Senior Credit Corp 2022 LLC and Eagle Point Trinity Senior Secured Lending Company. Effective yield includes fees and accelerated income from prepayments but excludes fees earned from Senior Credit Corp 2022 LLC and is calculated based on the daily weighted average debt investments at cost. Core yield excludes fees and accelerated income from prepayments. (2) (3) (1)

Nii returns and use of leverage Delivering strong returns through effective use of leverage NII return on average assets (ROAA) is calculated as NII divided by average assets for the period. NII return on average equity (ROAE) is calculated as NII divided by average net assets for period. Leverage ratio is calculated as outstanding principal of borrowings divided by net assets as of the end of the period.

Net investment income (NII) per share bridge

QUARTERLY BALANCE SHEET

(In thousands, except per share amounts)	For the three months ended 9/30/2025	06/30/2025	03/31/2025	12/31/2024	09/30/2024
Assets					
Total investments at fair value	$2,192,361	$1,978,330	$1,792,689	$1,725,750	$1,686,862
Cash and cash equivalents	9,467	26,251	8,386	9,627	8,535
Interest Receivable	19,464	17,664	16,626	16,542	16,947
Other Assets	25,643	22,779	39,575	22,502	22,419
Total Assets	**$2,246,935**	**$2,045,024**	**$1,857,276**	**$1,774,241**	**$1,734,763**
Liabilities					
KeyBank Credit Facility	$481,600	$483,000	$392,000	$113,000	$ 290,000
Unsecured Notes, net of unamortized deferred financing costs and premium/discount(1)	693,041	569,808	566,954	764,673	622,586
Distribution Payable	38,244	35,483	32,579	31,451	29,397
Security Deposits	4,413	5,918	7,015	8,472	9,393
Accounts payable, accrued expenses, and other liabilities	31,373	27,247	25,333	33,663	26,592
Total Liabilities	**$1,248,671**	**$1,121,456**	**$1,023,881**	**$951,259**	**$ 977,968**
Net Assets	**$998,264**	**$923,568**	**$833,395**	**$822,982**	**$ 756,795**
Shares Outstanding	74,989	69,574	63,880	61,669	57,642
Net Assets per Share (NAV per share)	**$13.31**	**$13.27**	**$13.05**	**$13.35**	**$13.13**

(1) Includes the August 2026 Unsecured Notes, December 2026 Unsecured Notes, March 2029 Unsecured Notes, September 2029 Unsecured Notes, Series A Notes and July 2030 Notes. Refer to the 'Debt Capital Structure' slide for further details.

22

Net asset value (NAV) per share bridge Earnings and Distributions Investment Portfolio Performance Share Impact(1) Includes the impact of share activity and equity incentive plans.

Debt capital structure Diversified Borrowings ($ in millions) as of September 30, 2025 Funding Source Debt Commitment Outstanding Principal Stated Maturity Interest Rate Notes: August 2026 Unsecured Notes $125.0 $125.0 August 24, 2026 4.375% December 2026 Unsecured Notes $75.0 $75.0 December 15, 2026 4.25% March 2029 Unsecured Notes (1) $116.8 $116.8 March 30, 2029 (1) 7.875% September 2029 Unsecured Notes (2) $119.6 $119.6 September 30, 2029 (2) 7.875% Series A Notes (3) $142.5 $142.5 Various (3) 7.54% to 7.66% (3) July 2030 Notes $125.0 $125.0 July 3, 2030 6.750% Bank Facility: KeyBank Credit Facility $690.0 $481.6 July 27, 2029 SOFR + 2.85% to 3.25% The March 2029 Unsecured Notes trade on the Nasdaq Global Select Market under the symbol “TRINZ” and are callable at par, in whole or in part, at any time on or after March 30, 2026. The September 2029 Unsecured Notes trade on the Nasdaq Global Select Market under the symbol “TRINI” and are callable at par, in whole or in part, at any time on or after September 30, 2026. The Series A Notes were issued on October 29, 2024, and include (i) $55.5 million of 7.54% Series A 2027 Notes due October 29, 2027, (ii) $73.0 million of 7.60% Series A 2028 Notes due October 29, 2028, and (iii) $14.0 million of 7.66% Series A 2029 Notes due October 29, 2029.

Portfolio highlights

Based on fair value as of September 30, 2025. Includes debt investments only. Consists of the fair value of our investments in Senior Credit Corp 2022 LLC, Eagle Point Trinity Senior Secured Lending Company, Trinity Capital Adviser LLC, and Direct Lending 2025 LLC as of September 30, 2025. The portfolio companies held within the multi-sector holdings investment portfolio represent a diverse set of geographic regions generally consistent with those in which we invest directly. PORTFOLIO DIVERSIFICATION Diversified across investment type, transaction size, industry and geography INVESTMENT TYPE(1) INDUSTRY TYPE(1) TRANSACTION SIZE(1)(2) GEOGRAPHIC ALLOCATION(1) 6.2% International 2.8% Multi-Sector Holdings(3)

Portfolio trends Mix of fixed and floating rate investments Strong asset diversification Based on outstanding principal. Based on fair value.

Disciplined credit rating Credit Risk Rating of Debt investments at Fair Value, 3Q 2024 – 3Q 2025 ($ in thousands)(1) Consistent and Disciplined Underwriting Standards The total fair value of debt investments excludes our debt investment in Senior Credit Corp 2022 LLC, which was $12.9 million as of September 30, 2025. (1) 3Q25 2Q25 1Q25 4Q24 3Q24 Very Strong Performance (4.0 – 5.0) $102,624 5.2% $97,881 5.4% $92,956 5.6% $89,716 5.7% $105,385 6.8% Strong Performance (3.0 – 3.9) $668,545 33.7% $589,329 32.4% $567,581 34.4% $453,584 28.5% $458,494 29.4% Performing (2.0 – 2.9) $1,148,937 57.9% $1,021,331 56.0% $928,455 56.1% $972,001 61.1% $918,292 58.7% Watch (1.6– 1.9) $42,811 2.2% $97,396 5.3% $50,072 3.0% $62,883 4.0% $57,457 3.7% Default/Workout (1.0 – 1.5) $20,739 1.0% $15,601 0.9% $15,156 0.9% $11,062 0.7% $22,201 1.4% Weighted Average 2.9 2.9 2.9 2.9 2.9

Based on outstanding principal of debt investments. Based on outstanding principal of borrowings. Interest rate sensitivity 82.4% floating rate debt investment portfolio as of September 30, 2025(1) 40.6% floating rate borrowings as of September 30, 2025(2)

HYPOTHETICAL WARRANT UPSIDE For Illustration Purposes Only 210 WARRANT POSITIONS in 133 Portfolio Companies HYPOTHETICAL MODELS of Potential Warrant Gains at 9/30/2025 GAAP fair value ~ $70.1 million GAAP cost ~ $53.4 million ~ $83.7 million in nominal exercise value Assume that only 50% of warrants will monetize Cost of exercised warrants is ~ $68.5 million Based on 75.0 million shares of common stock outstanding at 9/30/2025 2X MULTIPLE $83.7 million (2X) Potential gain of $15.2 million or $0.20 per share Proceeds of 3X MULTIPLE $125.5 million (3X) Potential gain of $57.0 million or $0.76 per share Proceeds of 4X MULTIPLE $167.3 million (4X) Potential gain of $98.8 million or $1.32 per share Proceeds of

Diversified portfolio Select List of Current & Historical Investments

Analyst coverage

Extensive industry analyst coverage Followed by eight firms Paul Johnson (initiated coverage 2/23/2021) Finian O’Shea (initiated coverage 2/23/2021) Douglas Harter (initiated coverage 2/23/2021) Sean-Paul Adams (initiated coverage 9/16/22) Casey Alexander (initiated coverage 2/23/2021) Christopher Nolan (initiated coverage 2/23/2021) Mitchell Penn (initiated coverage 5/3/2021) Matt Hurwit (initiated coverage 7/5/2023) Note: Trinity Capital is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Trinity Capital’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Trinity Capital or its management. Trinity Capital does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental information

REGULATION & STRUCTURE Trinity Capital Inc. is an Internally Managed BDC regulated under the 1940 Act and has elected to be treated as a RIC for Federal Income Tax Purposes beginning with its Taxable Year ending December 31, 2020 BUSINESS DEVELOPMENT COMPANY (BDC) REGULATED INVESTMENT COMPANY (RIC) Regulated by the SEC under the Investment Company Act of 1940 (the “1940 Act”) Leverage limited to approximately 2:1 debt-to-equity Investments are required to be carried at fair value Majority of Board of Directors must be independent Must offer managerial assistance to portfolio companies Must distribute at least 90% of taxable income as dividend distributions to shareholders, subject to approval by Board of Directors Mandates asset diversification Eliminates corporate taxation Allows for the retention of capital gains and/or spillover of taxable income